UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  March 5, 2002

Leopard Capital, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-30644	98-0348086

(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 W Broadway, Suite U-13
Vancouver, British Columbia, V5Z 4C2
(Address of principal executive offices) (Zip Code)

(604) 879-3001
(Registrant's telephone number, including area code)

______________________________________________
(Former name or former address, if changed since last report)

Item 6.  Resignation Of Registrant's Directors

On March 5, 2002, Larry Low resigned as a Director of Leopard Capital, Inc. citing personal reasons.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Leopard Capital, Inc.

Registrant

Date: March 7, 2002	/s/ T.G. Cook

Terry G. Cook
President and Director